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                                                                     Exhibit 10

            Consent of Independent Registered Public Accounting Firm

 We hereby consent to the use in this Registration Statement on Form N-4 (the "Registration Statement") of our report dated April 9, 2009, relating to the financial statements of Prudential Annuities Life Assurance Corporation Variable Account B, which appears in such Registration Statement. We also consent to the use in this Registration Statement of our report dated
 March 16, 2009, relating to the financial statements of Prudential Annuities Life Assurance Corporation, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

 /s/  PricewaterhouseCoopers LLP

 New York, New York
 April 16, 2009